Exhibit 99.1

COINMACH SERVICE CORP. TO BE ACQUIRED BY BABCOCK & BROWN
IN AN ALL-CASH MERGER VALUED AT $1.331 BILLION

PLAINVIEW, N.Y., June 15, 2007 — Coinmach Service Corp. (the “Company”) (Amex: “DRY”, “DRA”), a leading supplier of outsourced laundry equipment services for multi-family housing properties in North America, today announced that it has entered into a definitive merger agreement with an affiliate of Babcock & Brown under which such affiliate of Babcock & Brown and a syndicate of investors will acquire the Company in an all cash transaction valued at approximately $1.331 billion, including the Company’s existing net debt.

Under the terms of the merger agreement, the holders of shares of class A common stock (including the shares of class A common stock underlying the units of Income Deposit Securities of the Company) and class B common stock of the Company will receive $13.55 per share in cash for their shares, which represents an approximate 15.7% premium above the June 14, 2007 Amex closing price of the class A common stock and an approximate 22% premium above the 30 day volume-weighted average price. In connection with the acquisition the Company, at the purchaser’s expense, intends to repurchase the outstanding 11% senior secured notes due 2024 of the Company.

Stephen R. Kerrigan, chief executive officer of the Company, stated, “This transaction represents an exciting development for Coinmach’s stockholders and employees.  Since the November 2004 offering of the Company’s Income Deposit Securities and the February 2006 offering of the Company’s class A common stock, we have been focused on maximizing value for our stockholders.  To that end, the B&B acquisition of the Company is an outstanding result.”

The Company’s Board of Directors has unanimously approved the merger agreement and has recommended that the Company’s stockholders vote in favor of adoption of the merger agreement.

Consummation of the merger is subject to several conditions, including, among other things, the adoption of the merger agreement by the Company’s stockholders, the absence of legal prohibitions to the consummation of the merger and the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. There is no financing condition to consummate the transaction. Key management agreed to stay with the Company following the consummation of the merger. The parties presently anticipate consummating the merger during the third quarter of 2007. Following completion of the merger, the class A common stock of the Company and the Income Deposit Securities of the Company will be de-listed and will no longer trade publicly.

In connection with the merger agreement, Coinmach Holdings, LLC, GTCR-CLC, LLC, and certain members of the senior management of the Company have entered into a voting agreement with an affiliate of Babcock & Brown, pursuant to which, unless the merger agreement is terminated or the Company’s board of directors changes its recommendation in connection with the merger, among other things, each of Coinmach Holdings, GTCR-CLC and such members of senior management will vote the shares of capital stock of the Company held by them in favor of adoption and approval of the merger agreement and the transaction.

Deutsche Bank Securities Inc. and Merrill Lynch & Co. acted as financial advisors to the Company. Houlihan Lokey provided an opinion, for the use and benefit of the Company’s Board of Directors, in connection with its review of the merger with respect to the fairness from a financial point of view of the consideration to be received by the holders of shares of class A common stock in the transaction (other than certain members of the Company’s management, GTCR-CLC, LLC and their respective affiliates).

White & Case LLP acted as legal advisor to the Company.

About Coinmach Service Corp.

Coinmach Service Corp., through its operating subsidiaries, is a leading supplier of outsourced laundry equipment services for multi-family housing properties in North America. Coinmach’s core business involves leasing laundry rooms from building owners and property management companies, installing and servicing laundry equipment and collecting revenues generated from laundry machines.

For further information about Coinmach Service Corp. please see our website:
www.coinmachservicecorp.com

About Babcock & Brown

Babcock & Brown is a global investment and advisory firm with longstanding capabilities in structured finance and the creation, syndication and management of asset and cash flow-based investments. Babcock & Brown was founded in 1977 and is listed on the Australian Stock Exchange.

Babcock & Brown operates from 28 offices across Australia, North America, Europe, Asia, United Arab Emirates and Africa and has in excess of 1000 employees worldwide. Babcock & Brown has five operating divisions including real estate, infrastructure and project finance, operating leasing, structured finance and corporate finance. The company has established a funds management platform across the operating divisions that has resulted in the creation of a number of focused investment vehicles in areas including real estate, renewable energy and infrastructure.

For further information about Babcock & Brown please see our website: www.babcockbrown.com

Additional Information and Where to Find It

In connection with the proposed merger, the Company will prepare a proxy statement to be filed with the Securities and Exchange Commission. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the Securities and Exchange Commission from the Securities and Exchange Commission’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) via the Company’s investor relations website at:

http://ir.coinmachservicecorp.com/phoenix.zhtml?c=186647&p=irol-sec.

Participants in Solicitation

The Company and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the merger. Information regarding the interests of such directors and executive officers was included in the Company’s proxy statement for its 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on July 3, 2006, and information concerning all of the Company’s participants in the solicitation will be included in the proxy statement relating to the merger when it becomes available (see above for directions on how to obtain this proxy statement and other relevant information).

Forward-Looking Statements
Statements in this press release that are not statements of historical or current fact constitute “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “will,” “believes,” “belief,” “expects,” “intends,” “anticipates”, “plans” or similar terms to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of the Company’s stockholders to approve the transaction; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; successful completion of the merger; and such other additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements set forth in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site at http://www.sec.gov.

Press Contact:
Coinmach Service Corp.
Robert M. Doyle, 516-349-8555
Source: Coinmach Service Corp.